Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 8:-	SUBSEQUENT EVENTS

a.	In July 2019 one of the CLA August 2017 holders converted additional portion of his converted notes to ordinary shares.

b.	In August and September 2019 the Company entered into several convertible loan agreements with existing shareholders and with a new investor, whereby they provided the Company with convertible loans in an aggregate principal amount of $350,000 and $200,000, respectively, the convertible loans bears an interest rate at Israeli prime plus 4% per annum. Under these agreements, the Company issued the lenders warrants to purchase ordinary shares for an aggregate purchase price of $1,750,000 and $1,000,000, respectively. The conversion price for both the loan amount and the warrants is defined in the convertible loan agreement but no less than $0.17.